                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 6, 2000


                              Greater Bay Bancorp
            (Exact name of registrant as specified in its charter)



      California                                          77-0387041
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification number)



                        Commission file number:  0-25034


                            2860 West Bayshore Road
                          Palo Alto, California 94303
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (650) 813-8200
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Item 5.  Other Events.

     On December 14, 1999, Greater Bay Bancorp (the "Registrant") signed a definitive agreement for a merger with Coast Bancorp ("Coast"), as a result of which Coast Commercial Bank will become a wholly owned subsidiary of the Registrant. On January 26, 2000, the Registrant signed a definitive agreement with Bank of Santa Clara ("BSC") and GBB Merger Corp. providing for the merger of GBB Merger Corp. with and into BSC, as a result of which BSC will become a wholly owned subsidiary of the Registrant. On March 21, 2000, the Registrant signed a definitive agreement with Bank of Petaluma ("BOP") and DKSS Corp. providing for the merger of DKSS Corp. with and into BOP, as a result of which BOP will become a wholly owned subsidiary of the Registrant.

     The purpose of this Current Report on Form 8-K is to report the pro forma financial information relating to these proposed mergers.

Pro Forma Financial Information

     Included as Exhibit 99.1 of this Current Report on Form 8-K is unaudited pro forma condensed combined financial information. The Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 1999 combines the historical consolidated balance sheets of the Registrant, Coast, BSC and BOP, as if each of these mergers had been effective on December 31, 1999, after giving effect to certain adjustments. These adjustments are based on estimates. The Unaudited Pro Forma Condensed Combined Statements of Operations for the years ended December 31, 1999, 1998 and 1997 present the combined results of operations of the Registrant, Coast, BSC and BOP as if the mergers had been effective at the beginning of each period. No assurance can be given when and if the proposed mergers with Coast, BSC and BOP will be consummated.

     The unaudited pro forma condensed combined financial information and accompanying notes reflect the application of the pooling of interests method of accounting for the mergers. Under this method of accounting, the recorded assets, liabilities, shareholders' equity, income and expenses of the Registrant, Coast, BSC and BOP are combined and reflected at their historical amounts.

     The pro forma combined figures shown in the unaudited pro forma condensed combined financial information are simply arithmetical combinations of the Registrant's, Coast's, BSC's and BOP's separate financial results; you should not assume that the Registrant, Coast, BSC and BOP would have achieved the pro forma combined results if they had actually been combined during the periods presented.

     The combined company expects to achieve merger benefits in the form of operating cost savings. The pro forma earnings, which do not reflect any direct costs or potential savings which are expected to result from the consolidation of the operations of the Registrant, Coast, BSC and BOP are not indicative of the results of future operations. No assurances can be given with respect to the ultimate level of expense savings.

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Pro Forma Earnings with Operating Efficiencies

     The unaudited pro forma condensed combined financial information contained in Exhibit 99.1 indicates that, for the year ended December 31, 1999, the Registrant's diluted net earnings per share (before merger and other related nonrecurring costs and extraordinary items) would have been $2.24, a decline of $0.06 from the reported earnings before the mergers with Coast, BSC and BOP. However, these pro forma earnings per share do not reflect the operating efficiencies that the Registrant has realized in all of its previous mergers. On average, the Registrant has realized operating efficiencies from its prior mergers in excess of 15% of the operating expenses of the acquired institutions. The following table details the impact of applying the Registrant's historical percentage of operating efficiencies attained on a pro forma basis to December 31, 1999 earnings (in thousands, except per share data):

                                                               Operating             Net            Diluted
                                                               Expenses          Income (1)         EPS (1)
                                                           -----------------   ---------------   -------------
Pro-Forma Net Income Before
  Operating Efficiencies                                           $113,074           $46,195           $2.24

Operating Expenses:
  Coast                                                              13,372            13,372
  BSC                                                                14,294            14,294
  BOP                                                                 6,690             6,690
                                                                   --------           -------
    Total                                                            34,356            34,356

  Greater Bay Anticipated Merger & Acquisition
    Operating Efficiencies                                            18.45%            18.45%

Estimated Operating Efficiencies, Gross                               6,340             6,340

Estimated Operating Efficiencies, Net of Tax                          3,680             3,680
                                                                   --------           -------
Adjusted Pro-Forma Net Income After
  Operating Efficiencies                                           $109,394           $49,875           $2.39
                                                                   ========           =======

(1) - Before merger and other related nonrecurring costs and extraordinary items.


     No assurance can be given that these operating efficiencies will be achieved. Information contained under this caption constitutes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. The Registrant's actual results may differ significantly from the results discussed in these forward-looking statements. Factors that might cause such a difference include but are not limited to difficulties in integrating the business of the newly acquired institutions, the timing relating to achieving the operating efficiencies, economic conditions, competition in the geographic and business areas in which the Registrant conducts its operations and government regulation.

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Item 7.  Financial Statements and Exhibits.

Exhibits
--------


99.1 Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 1999 and Unaudited Pro Forma Condensed Combined Statements of Operations for the years ended December 31, 1999, 1998 and 1997

                                       4
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Greater Bay Bancorp
                                  (Registrant)



Dated: April 6, 2000          By: /s/ Linda M. Iannone
                                  --------------------
                                      Linda M. Iannone
                                      Senior Vice President and General Counsel

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